Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries—Country of Incorporation

Country: Anguilla

The Ritz-Carlton Hotel Company Ltd. (Anguilla Branch)

Country: Antigua and Barbuda

The Ritz-Carlton Hotel Company of Antigua Limited

Country: Argentina

Marriott Argentina S.A.

Country: Aruba

Aruba Surf Club N.V.
Cooperative Vereniging Marriott Vacation Club International of Aruba
Costa Del Sol Development Company N.V.
Marriott Aruba N.V.
Marriott Resorts Hospitality of Aruba N.V.
Marriott Vacation Club International of Aruba, N.V.
MVCI Finance CV
Plant Hotel N.V. (Joint Venture)

Country: Australia

158 Ferny Avenue Pty Limited (Joint Venture)
30 Pitt Street Pty Limited (Joint Venture)
515 Queen Street PTY LTD (Joint Venture)
Hotel Holdings and Services (Joint Venture)
Lonex Pty Limited (Joint Venture)
Marriott International Management Company B.V. (Australian Branch)
Mirmar Hotels Pty Limited (Joint Venture)
Ramada International Management Company B.V. (Australian Branch)
Renaissance Services B.V. (Australian Branch)

Country: Austria

Design Center Linz Betriebsgesellschaft mbH (Joint Venture)
Marriott Hotel—Betriebsgesellschaft, m.b.H
Marriott Vacation Club Timesharing GmbH

Country: Bahamas

Marriott Ownership Resorts (Bahamas) Limited
Marriott Resorts Hospitality (Bahamas) Limited
New World Hotels (Bahamas) Limited

Country: Belgium

Marriott Hotels International B.V. (Brussels Branch)
Renaissance Hotels International B.V. (Belgium Branch)
Renaissance Hotels International, S.A.

Country: Bermuda

CL International Insurance Company Ltd.
Crest Management Services, Limited
Marriott International Lodging, Ltd.
Marriott International Services, Ltd.
Ramada International Lodging, Ltd.
Renaissance International Lodging Ltd.
The Ritz-Carlton Hotel Company, Ltd.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries—Country of Incorporation

Country: Brazil

Alameda Santos Hotelaria Ltda.
Mar Hoteis de Sao Paulo Ltda.
Marriott do Brasil Hotelaria Ltda.
Operadora Sao Paulo Renaissance Ltda.
Renaissance do Brasil Hoteleria Ltda.
RHI do Brasil Hotelaria Ltda.
Rochapora Desenvolvimento Imobilliario S/C Ltda.
Sao Paulo Alphaville Marriott Ltda.

Country: Canada

Marriott Hotels of Canada Ltd.
Marriott Lodging (Canada) Ltd.
MCL Hotel Corporation
Ramada Franchise Canada Inc.
Renaissance Hotels Canada Limited
The Ritz-Carlton Hotel Company of Canada, Ltd.
The Ritz-Carlton Hotel Company Ontario, Ltd.
Toronto Hotel Land Holding Ltd.

Country: Cayman

MI Investments I Ltd.
Renaissance Caribbean Limited
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.

Country: Chile

Hoteles de Chile S.A. (Joint Venture)
Inversiones Hoteleras S.A.
Marriott Chile S.A.
Marriott Inversiones y Servicios Limitada
MORI Chile S.A.
The Ritz-Carlton Hotel Company of Chile Limitada
The Ritz-Carlton Inversiones Limitada

Country: Costa Rica

Hotelera Cali, S.A. (Joint Venture)
Marina de Herradura, S.A. (Joint Venture)

Country: Czech Republic

Gestin AG (Joint Venture)
Penta Hotel Management GmbH (Czech Branch)

Country: Denmark

Hotelinvest Kalvebod A/S—(Joint Venture)
Marriott Hotels Denmark A/S

Country: Dominican Republic

Marriott Hotels International B.V. (Dominican Republic Branch)

Country: Ecuador

Amazonas H.O.T. S.A. (Joint Venture)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries—Country of Incorporation

Country: Egypt

Marriott Hotels International (Egypt) B.V. (Egypt Branch)
Marriott Hotels International B.V. (Egypt Branch)
Marriott Hurghada Management (Egypt Branch)
Marriott International Management Company B.V. (Egypt Branch)
Marriott Sharm El Sheikh Management (Egypt Branch)
Renaissance Hotels International B.V. (Egypt Branch)
Renaissance Services B.V. (Representative Office in Egypt)
The Ritz-Carlton Hotel Company of Egypt S.A.E.

Country: France

Marriott Catering Limmited (France Branch)
Marriott de Gestion Hoteliere, S.A.R.L.
Marriott Finance SAS
Marriott Financial Holdings SAS
MVCI France SAS
MVCI Holidays France SAS
Ramcap S.A.R.L.
Renaissance Services, B.V. (France Branch)
Roissy CYBM SAS
Roissy Hotels S.A.R.L.

Country: Germany

Berlin Marriott Hotelmanagement GmbH
Bremen Marriott Hotelmanagement GmbH
Frankfurt Marriott Hotelmanagement GmbH
Hamburg Marriott Hotelmanagement GmbH
Leipzig Marriott Hotelmanagement GmbH
Marriott Hotel Holding GmbH
Middle Ring Properties GmbH Hotelbetriebsgesellschaft
Muenchen Marriott Hotelmanagement GmbH
MVCI Holidays GmbH
Penta Hotel Managementgesellchaft mbH
Teltow Ramada Hotel—Gesellschaft mbH
The Ritz-Carlton Hotel Company (Berlin) GmbH
The Ritz-Carlton Hotel Company of Germany, GmbH
The Ritz-Carlton Hotel Management GmbH

Country: Greece

Marriott Hotels Hellas, S.A.
Oceanic Special Shipping Company Incorporated

Country: Guam

Guam Acquisition Company, LLC
Guam TAC 2003-1 LLC
International Hotel Licensing Company S.a.r.l. (Guam Branch)

Country: Honduras

Marriott De Honduras, Sociedad de Responsabilidad Limitada

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries—Country of Incorporation

Country: Hong Kong

Marriott Asia Pacific Management Limited
Marriott Hong Kong Limited
Marriott International Development, LTD.
Marriott Properties (International) Limited
New World Hotels International (Macau) Limited
New World Hotels International Limited
Ramada China Hotels Limited
Ramada Pacific Limited
Renaissance Management Hong Kong Limited
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Hong Kong Branch)
The Ritz-Carlton Limited

Country: India

Marriott Catering Limited (India Branch)
Marriott Hotels India Private Limited

Country: Indonesia

P.T. Luxury Hotels International Indonesia
P.T. Marriott International Indonesia
P.T. Renaissance International Indonesia
P.T. Ritz-Carlton International Indonesia
PT The Ritz-Carlton Indonesia

Country: Ireland

Marriott (Ireland) Investments Limited
Marriott Hotels International B.V. (Ireland Branch)
MVCI Ireland Ltd.
MVCI Services Limited
Torriam Hotel Operating Company Limited

Country: Italy

Bulgari Milan Hotel Leasing Company (Joint Venture)
Luxury Hotels International Management Company B.V. (Italy Branch)
Marriott Hotel Holding GmbH (Milan Branch)
MVCI Holidays S.r.l.

Country: Jamaica

Jamaica Grande Limited – (Joint Venture)
The Ritz-Carlton Hotel Company of Jamaica Limited

Country: Japan

Marriott Asia Pacific Management Ltd. (Japan Branch)
Marriott Terminal Services Co. Ltd. (Joint Venture)
Renaissance Services B.V. (Japan Branch)
The RC Property Management Company
The Ritz-Carlton Hotel Company Sales and Marketing (Japan Branch)
The Ritz-Carlton Japan, Inc.
The Ritz-Carlton Leasing Company (Tokyo), Ltd.

Country: Jersey, Channel Isla

Marriott European Holdings Limited—(Joint Venture)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries—Country of Incorporation

Country: Jordan

Business Tourism Company LLC—(Joint Venture)
Marriott Hotels International B.V. (Jordan Branch)

Country: Kuwait

Kuwait National Hotel & Tourism Company—(Joint Venture)

Country: Lebanon

MVCI Lebanon, S.A.R.L.

Country: Liberia

New World Management Services Company Limited

Country: Luxembourg

IHLC Investment Company S.a r.l.
International Colombes S.a.r.l.
International Hotel Licensing Company S.a.r.l.

Country: Maylasia

Marriott Asia Pacific Management Limited (Malaysia Branch)
New World Hotels International Corporation Limited (Malaysia Branch)
Renaissance Hotels International, S.A. (Malaysia Branch)
Renaissance Services B.V. (Malaysia Branch)

Country: Malta

Renaissance Hotels International B.V. (Malta Branch)

Country: Mexico

Adquisiciones Cancun-Vallarta S. de R.L. de C.V.—(Joint Venture)
cia Hotelera Azteca, S.A. de C.V. (Hoteca)—(Joint Venture)
Elcrisa, S.A. de C.V.—(Joint Venture)
Marriott Hotels, S.A. de C.V.
Marriott Mexicana S.A. de C.V.
Operadora Marriott, S.A. de C.V.
Polserv, S.A. de C.V.—(Joint Venture)
Promociones Marriott, S.A. de C.V.
R.M. Mexicana S.A.de C.V.
Servimar, S.A. de C.V.—(Joint Venture)
The R.C. Management Company of Mexico, S.A. de C.V.
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Country: Netherlands

Aruba Finance Holdings BV
Bulgari Hotels & Resorts B.V.
Chester Eaton Properties B.V.
Diplomat Properties B.V.
Luxury Hotels International B.V.
Luxury Hotels International Management Company B.V.
Marriott European Venture B.V.
Marriott Hotels International (Egypt) B.V.
Marriott Hotels International B.V.
Marriott Hotels of Amsterdam, B.V.
Marriott International Finance Company B.V.
Marriott International Holding Company B.V.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries—Country of Incorporation

Country: Netherlands (cont’d.)

Marriott International Licensing Company B.V.
Marriott International Management Company B.V.
Marriott RHG Acquisition B.V.
MVCI Egypt B.V.
MVCI Holdings B.V.
Penha Longa Hotel Management Company B.V.
Penta Hotels N.V.
Ramada Hotels International B.V.
Ramada International Management Company B.V.
Renaissance Hotel Group N.V.
Renaissance Hotels International B.V.
Renaissance International Management Company B.V.
Renaissance Management B.V.
Renaissance Services B.V.
The Ritz-Carlton Hotel Company B.V.
The Ritz-Carlton Hotel Company Sales and Marketing B.V.
The Ritz-Carlton International Licensing Company B.V.
The Ritz-Carlton International Management Company B.V.

Country: Netherlands Antilles

Lux International Hotels N.V.
Marriott Curacao N.V.
Marriott International Lodging N.V.
Ramada International Lodging N.V.
Renaissance International Lodging N.V.
Renaissance Reservations N.V.
RHG Holding N.V.
The Ritz-Carlton Company N.V.

Country: New Zealand

Marriott International Services Ltd. (New Zealand Branch)

Country: Peru

Marriott Peru S.A.C.

Country: Philippines

Porto Bello Cove Hotel Corporation—(Joint Venture)

Country: Poland

LIM Joint Venture Ltd.

Country: Portugal

Marriott Hotels International B.V. (Portugal Branch)
Marriott Vacation Club—Actividades Turisticas Unipessoal Limitada

Country: Puerto Rico

Fajardo, Puerto Rico J.W. Marriott Management, Inc.
Isla Verde, Puerto Rico Courtyard by Marriott Management, Inc.
MVCI Puerto Rico, Inc.
San Juan Hotel Investment Company, Inc.
The Ritz-Carlton Hotel Company San Juan, Inc.

Country: Qatar

The Ritz-Carlton Hotel Company of Qatar Limited

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries—Country of Incorporation

Country: Russia

CYBM Voznesenkry Hotel Leasing
Intour Penta Ltd.—(Joint Venture)
Renaissance Samara Hotel Leasing
Renaissance St. Petersburg Hotel Leasing

Country: Saint Kitts and Nevis

Marriott St. Kitts Management Company, Inc.

Country: Singapore

Marriott Hotels Singapore Pte Ltd.
The Ritz-Carlton Hotel Company of Singapore PTE LTD.
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Singapore Branch)

Country: South Korea

Central Tourist Development Company, Ltd.—(Joint Venture)
Marriott Asia Pacific Management Limited (Seoul, South Korea Branch)
Marriott Hotels International B.V. (Pusan, South Korea Branch)
Marriott Hotels International B.V. (Seoul, South Korea Branch)
Namwoo Tourism Co., Ltd.—(Joint Venture)
The Ritz-Carlton Hotel Company B.V. (Seoul, South Korea Branch)

Country: Spain

Marriott Catering Limited (Spain Branch)
Marriott Hotels, S.L.
MVCI Espana, S.L.
MVCI Holidays, S.L.
MVCI Mallorca, S.L.
MVCI Management, S.L.
MVCI Playa Andalluza Holidays, S.L.
R-C Spain, S.L.
Spa Son Antem, S.L. (Joint Venture)

Country: Switzerland

International Hotel Licensing Company, S.a.r.l. (Switzerland Branch)
Marriott (Schweitz) GmbH
Marriott Worldwide Payroll Gmbh

Country: Thailand

Maikhao Ownership (Thailand) Ltd.
Maikhao Vacation Villas Limited—(Joint Venture)
Marriott Hotels (Thailand) Limited
Marriott Hotels (Thailand) Limited (Bangkok, Thailand Branch)
MVCI (Thailand) Limited
Royal Garden Development Limited—(Joint Venture)

Country: Trinidad and Tobago

Marriott Trinidad & Tobago Limited

Country: Turks and Caicos Isl

Ramada (Turks & Caicos) Ltd.
Renaissance Caribbean Limited (Turks & Caicos Branch)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries—Country of Incorporation

Country: United Arab Emirates

Marriott Hotels and Catering (Holdings) Limited (United Arab Emirates Branch)
MORI Dubai Branch
MVCI Europer Limited (United Arab Emirates—Sharjah Branch)

Country: United Kingdom

Adachi Marriott European Partnership—(Joint Venture)
Cheshunt Hotel Limited
Cheshunt Hotel Operating Company Limited
Cheshunt Marriott Limited
Consolidated Supplies Limited
Financiere 47 Park Street Limited
Fortyseven Park Street Limited
GH Hotel Operating Company Limited
Marriott Catering Limited
Marriott Development (UK), Ltd.
Marriott European Hotel Operating Company Limited—(Joint Venture)
Marriott Hotels (Reading) Limited
Marriott Hotels and Catering (Holdings) Limited
Marriott Hotels Limited
Marriott In-Flight Services Limited
Marriott Restaurants Limited
Marriott Treasury (UK) Limited
MGRC Management Limited
MGRC Marketing Limited
MVCI Europe Limited
MVCI Management (Europe) Limited
Rarework Limited
Renaissance Services B.V. (United Kingdom Branch)
Ronevsorg Hotel Operating Company Limiteed
The Ritz-Carlton Hotel Limited

Country: Venezuela

Desarrollos Hotelco, C.A.—(Joint Venture)
Marriott Hotels International B.V. (Venezuela Branch)

Country: Virgin Islands

Marriott Hotel Management Company (Virgin Islands), Inc.
Marriott Ownership Resorts (St. Thomas), Inc.
New World Hotels International Corporation Limited
New World Hotels Marketing Services Limited
Ramasia International Limited
RC Hotels (Virgin Islands), Inc.
The Ritz-Carlton Club, St. Thomas, Inc.

Country: Western Samoa

Marriott Hotels Western Samoa Limited

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries—State of Incorporation

State: Arizona
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)
Marriott Rewards, LLC
State: Delaware
Addison SHS, LLC
Aeropuerto Shareholder, Inc.
Baltimore Marriott Inner Harbor, L.L.C.
Big Boy Properties, Inc.
Brooklyn Hotel Services, Inc.
Camelback Properties Inn, Inc.
Capitol Employment Services, Inc.
CBM Annex, Inc.
Charleston Marriott, Inc.
Chicago Hotel Services, Inc.
City Center Annex Tenant Corporation
CNL Philadelphia Annex, LLC
Convention Center Holdings LLC
Corporate General, Inc.
Courtyard Annex, Inc.
Courtyard Management Corporation
CR14 Tenant Corporation
CRTM17 Tenant Corporation
CTYD III Corporation
Customer Survey Associates, Inc.
CY-Gaithersburg, LLC
Desert Ridge Resort, LLC
Desert Springs Real Estate Corporation
Detroit CY Inc.
Detroit Hotel Services, Inc.
Detroit MHS, Inc.
e-CRM Central, LLC
East Side Hotel Services, Inc.
Essex House Condominium Corporation
Execustay Corporation
Fairfield FMC Corporation
Franchise System Holdings, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
LAX Properties, LLC
LF, South Beach, LLC
LLB Tenant Corporation
Luxury Finance, LLC
Luxury Hotels International Design & Construction Services, Inc.
Marriott Acquisition 2002 Subsidiary, LLC
Marriott Acquisition 2002, LLC
Marriott Braselton Corporation
Marriott College Food, L.L.C.
Marriott Distribution Holding Co.
Marriott Distribution Services, Inc.
Marriott EMEA Fund Investor LLC
Marriott Hotel Services, Inc.
Marriott Hotels of Panama, Inc.
Marriott Hurghada Management, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries—State of Incorporation

State: Delaware (cont’d)	Marriott Information Services, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Kauai Ownership Resorts, Inc.
Marriott Kauai, Inc.
Marriott Lincolnshire Theatre Corporation
Marriott Magenta Holding Company, Inc.
Marriott Market Street Hotel, Inc.
Marriott Mexico City Partnership G.P.—(Joint Venture)
Marriott Mirage City Management, Inc.
Marriott Overseas Owners Services Corporation
Marriott Ownership Resorts Procurement, LLC
Marriott Ownership Resorts, Inc.
Marriott P.R. Management Corporation
Marriott Payroll Services, Inc.
Marriott Ranch Properties, Inc.
Marriott Resort at Seaview, Inc.
Marriott Resorts Sales Company, Inc.
Marriott Resorts, Travel Company, Inc.
Marriott Rewards Subsidiary, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Sharm El Sheikh Management, Inc.
Marriott Signal Capital, L.L.C.
Marriott Two Flags Member LLC
Marriott Two Flags, LP
Marriott U.K. Holdings, Ltd.
Marriott Vacation Club Ownership LLC 2000-1
Marriott Vacation Club Ownership LLC 2002-1
Marriott Vacation Properties of Florida, Inc.
Marriott Wardman Park Investment, Inc.
Marriott Worldwide Management, Inc.
Marriott Worldwide Payroll Corp.
Marriott Worldwide Reservation Services, LLC
Marriott Worldwide Sales and Marketing, Inc.
Marriott’s Desert Springs Development Corporation
Marriott’s Greenbelt Hotel Services, Inc.
MC Lodging Investment Opportunities, Inc.
MENYC, LLC
MHS Guam, Inc.
MHSFR II, Inc.
MHSFR, Inc.
MI Bachelor Gulch, LLC
MI CBM Investor, LLC
MI Distribution, LLC
MI Finance Company
MI Georgia Credits, LLC
MI Griffin Gate Hotel, LLC
MI Holding, L.P.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries—State of Incorporation

State: Delaware (cont’d)	MI Member, LLC
MI Myrtle Beach, LLC
MI Myrtle Beach, LLC
MI Procurement Holdings, LLC
MI Seattle, LLC
MI Tenant LLC
MI Tucson, LLC
MI Western Investment, LLC
MICC(California), LLC
MORI Las Vegas I, LLC
MORI Residences, Inc.
MORI SPC Corp.
MORI SPC II, Inc.
MORI SPC III CORP.
MORI SPC IV Corp.
MORI SPC V Corp.
MRC I Funding Corporation
MRWB, LLC
MTMG Corporation
MTSC, INC.
Musicians, Inc.
New York MHS, Inc.
North Drury Lane Productions, Inc.
Potomac Advertising, Inc.
Quest I, LLC
Ramada Garni Franchise Systems, Inc.
RBF, LLC
RC Marriott II, Inc.
RC Marriott III, Inc.
RC Marriott, Inc.
RC-UK, Inc.
REN Boston Hotel Management LLC
REN Boston LP
REN Hollywood, LLC
Renaissance Florida Hotel, Inc.
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company
Renaissance International, Inc.
Renaissance Reservations, Inc.
Renaissance Services, Inc.
Renaissance St. Louis Grand, LLC
Renaissance St. Louis Suites, LLC
Residence Inn by Marriott, Inc.
RHG Finance Corporation
RHG Investments, LLC
RHHI Acquisition Corp.
RHHI Investment Corp.
RHOC (Canada), Inc.
RINA (International) Inc.
Ritz-Carlton (Virgin Islands), Inc.
RST4 Tenant LLC
SC Orlando, L.L.C.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries—State of Incorporation

State: Delaware (cont’d)	Schaumberg/Oakbrook Marriott Hotels, Inc.
Senior Living Limited Partnership
SF-Courtyard, LLC
Shady Grove Courtyard, Inc.
SHC Eastside II, L.L.C.
Sonoma Renaissance, LLC
SpringHill SMC Corporation
Square 369 Hotel Associates, LLC
Synthetic American Fuel Enterprises I, LLC
Synthetic American Fuel Enterprises II, LLC
The Ritz-Carlton Development Company, Inc.
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton International Holdings II, LLC
The Ritz-Carlton International Holdings, Inc.
The Ritz-Carlton Management Company, L.L.C.
The Ritz-Carlton Mexico Holdings, LLC
The Ritz-Carlton Sales Company, Inc.
The Ritz-Carlton Title Company, Inc.
The Ritz-Carlton Travel Company, L.L.C.
TownePlace Management Corporation
Two Flags Subsidiary LLC
Venture I, Inc.
WEC 99C-1 LLC
WEC 99C-10 LLC
WEC 99C-11 LLC
WEC 99C-12 LLC
WEC 99C-13 LLC
WEC 99C-14 LLC
WEC 99C-2 LLC
WEC 99C-3 LLC
WEC 99C-4 LLC
WEC 99C-5 LLC
WEC 99C-6 LLC
WEC 99C-7 LLC
WEC 99C-8 LLC
WEC 99C-9 LLC
West Street Hotels, Inc.
Weststock Corporation
State: Florida
Marriott Resorts Title Company, Inc.
State: Georgia
The Dining Room Corporation
State: Hawaii
F. L. Insurance Corporation
Marquis Insurance Corporation
State: Kansas
Kansas Hospitality Services, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries—State of Incorporation

State: Maryland
Columbia Courtyard, Inc.
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
MHS Realty Sales, Inc.
MI Fulfillment Services, LLC
MII Conference Center, Inc.
State: Massachusetts
MI Hotels of Massachusetts, Inc.
State: Nevada
Heavenly Resort Properties LLC
MI Hotels of Las Vegas, Inc.
State: Oregon
Synthetic American Fuel Enterprises Holdings, Inc.
State: South Carolina
Marriott Resorts Hospitality Corporation
State: Texas
Chaparral Club (Non-profit)
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.
Plano Club International
The Campbell Club (Non-profit)
The Finish Line Club (Non-profit)
The Fireside Club (Non-profit)
The Gazebo Club (Non-profit)
The Laredo Club (Non-profit)
The Legacy Park Club
State: Utah
Gambits, A Nonprofit Corporation (Incorporated Club)
State: West Virginia
West Virginia Marriott Hotels, Inc.

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Alabama
Entity Name	Assumed Name
Marriott Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)
State: Arizona
Entity Name	Assumed Name
Courtyard Management Corporation	Chandler Courtyard by Marriott
Courtyard Management Corporation	Phoenix Mesa CbM, Camelback CbM, Phoenix
Airport CbM, Scottsdale CbM, Tuscon CbM
Courtyard Management Corporation	Phoenix MetroCenter CbM
Courtyard Management Corporation	Scottsdale Downtown Courtyard
Desert Ridge Resort, LLC	Wild Fire Golf Course
Fairfield FMC Corporation	Scottsdale Fairfield Inn by Marriott (FibM),
Phoenix FibM, Flagstaff FibM
Marriott Hotel Services, Inc.	Marriott Camelback Inn Resort
Marriott International, Inc.	Mountain Shadows Resort, Mountain Shadows,
Marriott’s Mountain Shadows Resort
Marriott Ownership Resorts, Inc.	MVCI
Residence Inn by Marriott, Inc.	Flagstaff RI
Residence Inn by Marriott, Inc.	Phoenix Airport-Tempe RI
Residence Inn by Marriott, Inc.	Phoenix Residence Inn
Residence Inn by Marriott, Inc.	Scottsdale RI
Residence Inn by Marriott, Inc.	Tucson RI
State: Arkansas
Entity Name	Assumed Name
Courtyard Management Corporation	Little Rock CbM
State: California
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Novato Courtyard by Marriott
Courtyard Management Corporation	Pleasant Hills Courtyard
Courtyard Management Corporation	San Francisco Oyster Point Courtyard
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Anaheim Fairfield Inn
Fairfield FMC Corporation	Buena Park FibM, Placentia FibM
Fairfield FMC Corporation	Rancho Cordova FibM, Ontario FibM
Marriott Hotel Services, Inc.	Anaheim Marriott
Marriott Hotel Services, Inc.	Costa Mesa Marriott Suites
Marriott Hotel Services, Inc.	La Jola Marriott Hotel
Marriott Hotel Services, Inc.	Los Angeles Airport Marriott, Newport Beach
Marriott Hotel
Marriott Hotel Services, Inc.	Marriott’s Desert Springs Resort and Spa
Marriott Hotel Services, Inc.	Monterey Marriott Hotel
Marriott Hotel Services, Inc.	Napa Valley Marriott Hotel
Marriott Hotel Services, Inc.	Rancho Las Palmas Marriott Resort
Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
Marriott International, Inc.	Courtyard by Marriott
Marriott International, Inc.	Irvine Marriott Hotel
Marriott International, Inc.	La Jolla Marriott Hotel
Marriott International, Inc.	Los Angeles Airport Marriott
Marriott International, Inc.	Manhattan Beach Marriott
Marriott International, Inc.	San Diego Marriott Hotel Marina

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: California (cont’d)
Entity Name	Assumed Name
Marriott Kauai Ownership Resorts, Inc.	(MVCI) Orange County
Marriott Kauai Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)
Marriott Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Marriott Vacation Club International (MVCI)
Marriott Resorts, Travel Company, Inc.	Marriott Vacation Club International (MVCI)
Residence Inn by Marriott, Inc.	Anaheim RI
Residence Inn by Marriott, Inc.	Arcadia RI
Residence Inn by Marriott, Inc.	Bakersfield RI
Residence Inn by Marriott, Inc.	Beverly Hills RI
Residence Inn by Marriott, Inc.	Costa Mesa RI
Residence Inn by Marriott, Inc.	Fountain Valley RI
Residence Inn by Marriott, Inc.	Fremont RI
Residence Inn by Marriott, Inc.	Irvine RI
Residence Inn by Marriott, Inc.	Kearney Mesa RI
Residence Inn by Marriott, Inc.	LaJolla RI
Residence Inn by Marriott, Inc.	Long Beach RI
Residence Inn by Marriott, Inc.	Manhattan Beach RI
Residence Inn by Marriott, Inc.	MIRI Mesa Residence Inn
Residence Inn by Marriott, Inc.	Mountain View RI
Residence Inn by Marriott, Inc.	Placentia RI
Residence Inn by Marriott, Inc.	Pleasant Hills RI
Residence Inn by Marriott, Inc.	Rancho Bernardo RI
Residence Inn by Marriott, Inc.	Residence Inn Cypress
Residence Inn by Marriott, Inc.	Sacramento-Natomas RI
Residence Inn by Marriott, Inc.	San Jose RI
Residence Inn by Marriott, Inc.	San Mateo RI
Residence Inn by Marriott, Inc.	San Ramon RI
Residence Inn by Marriott, Inc.	Silicon Valley I RI
Residence Inn by Marriott, Inc.	Silicon Valley II RI
Residence Inn by Marriott, Inc.	Torrance RI
State: Colorado
Entity Name	Assumed Name
Courtyard Management Corporation	Denver Airport CbM, Boulder CbM, Denver
SE CbM
Marriott Hotel Services, Inc.	Denver West Marriott Hotel
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts Sales Company, Inc.	Marriott Vacation Club International (MVCI)
RBF, LLC	RBF-Jupiter, LLC
Residence Inn by Marriott, Inc.	Boulder RI
Residence Inn by Marriott, Inc.	Colorado Springs RI
Residence Inn by Marriott, Inc.	Denver Downtown RI
Residence Inn by Marriott, Inc.	Denver South RI
State: Connecticut
Entity Name	Assumed Name
Courtyard Management Corporation	Norwalk CbM, Hartford CbM
Fairfield FMC Corporation	Hartford Airport FibM (Windsor/Windsor Lock)
Marriott Hotel Services, Inc.	Stamford Marriott Hotel (Stamford & Rocky Hill)

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Connecticut (cont’d)
Entity Name	Assumed Name
Marriott Ownership Resorts, Inc.	MVCI

State: Delaware
Entity Name	Assumed Name
Courtyard Management Corporation	Wilmington CbM, (1102 West Street & 48 Geofry Drive)
Fairfield FMC Corporation	Wilmington FibM
Marriott Ownership Resorts, Inc.	MVCI
Residence Inn by Marriott, Inc.	Wilmington RI

State: District Of Columbia
Entity Name	Assumed Name
The Ritz-Carlton Hotel Company, L.L.C.	The Fairfax Club

State: Florida
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Gainsville FibM
Fairfield FMC Corporation	Miami West FibM, Winter Park FibM
Fairfield FMC Corporation	Orlando International Drive FibM
LLB Tenant Corporation	Courtyard Cafe
LLB Tenant Corporation	Courtyard Marriott Village At Lake Buena Vista
LLB Tenant Corporation	Courtyard Pool Bar & Grille
LLB Tenant Corporation	Fairfield Inn Cafe
LLB Tenant Corporation	Fairfield Inn Pool Bar & Grille
LLB Tenant Corporation	SpringHill Pool Bar & Grille
LLB Tenant Corporation	Suite Seasons
LLB Tenant Corporation	Village Grille
Marriott Hotel Services, Inc.	3030 Ocean
Marriott Hotel Services, Inc.	Cafe Waterside
Marriott Hotel Services, Inc.	Champions
Marriott Hotel Services, Inc.	Fort Lauderdale Marina, Tampa Airport
Marriott Hotel Services, Inc.	IL Terrazzo
Marriott Hotel Services, Inc.	Le Grande Blue
Marriott Hotel Services, Inc.	Miami Beach Marriott At South Beach
Marriott Hotel Services, Inc.	Miami International Airport Marriott
Marriott Hotel Services, Inc.	Riva Restaurant
Marriott Hotel Services, Inc.	SPA Waterside
Marriott Hotel Services, Inc.	Tampa Marriott Waterside
Marriott Hotel Services, Inc.	The Spa at Marriott’s Harbor Beach Resort
Marriott Hotel Services, Inc.	The Spa Cafe
Marriott Hotel Services, Inc.	Tranquility
Marriott International, Inc.	Bleu Bar & Food
Marriott International, Inc.	Citron Patisserie
Marriott International, Inc.	Citron, An American Brasserie
Marriott International, Inc.	Destinations by Marriott
Marriott International, Inc.	Fairways Pub
Marriott International, Inc.	Hawk’s Landing Steakhouse & Grille
Marriott International, Inc.	JW Marriott Orlando Grande
Marriott International, Inc.	Primo
Marriott International, Inc.	Quench Bar & Grill

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Florida (cont’d)
Entity Name	Assumed Name
Marriott International, Inc.	Tampa Marriott Waterside
Marriott International, Inc.	The Ritz Carlton Golf Club
Marriott International, Inc.	The Ritz Carlton Spa-Cartia Masion de Beaute
Marriott International, Inc.	The Ritz-Carlton Orlando Grande Lakes
Marriott International, Inc.	The Signature Shop
Marriott International, Inc.	The Vinyard Grill
Marriott International, Inc.	Vitale Spa Cafe
Marriott Ownership Resorts, Inc.	Faldo Golf Institute by Marriott
Marriott Ownership Resorts, Inc.	Horizons by Marriott Vacation Club (HMVC)
Marriott Ownership Resorts, Inc.	International Golf Club
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Renaissance Hotel Operating Company	Renaissance Orlando Resort
Residence Inn by Marriott, Inc.	Boca Raton RI
Residence Inn by Marriott, Inc.	Jacksonville RI
Residence Inn by Marriott, Inc.	Lake Buena Vista RI,
Residence Inn by Marriott, Inc.	Pensacola RI
Residence Inn by Marriott, Inc.	St. Petersburg RI
The Ritz-Carlton Hotel Company, L.L.C.	Aria
The Ritz-Carlton Hotel Company, L.L.C.	Lemonia
The Ritz-Carlton Hotel Company, L.L.C.	Pool Side Grill
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Golf Resort Naples
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne Spa
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, South Beach
The Ritz-Carlton Hotel Company, L.L.C.	The Sand Bar Grill

State: Georgia
Entity Name	Assumed Name
Courtyard Management Corporation	Executive Park CbM, Roswell CbM, Atlanta Perimeter CbM, Atlanta Airport CbM, Midtown CbM
Courtyard Management Corporation	Macon CbM, Atlanta Delk Road CbM, Agusta CbM
Courtyard Management Corporation	Peachtree Corners CbM, Atlanta Airport South CbM
Courtyard Management Corporation	Peachtree-Dunwoody CbM, Cumberland Center CbM, Gwinnett Mall CbM, Jimmy Carter CbM
Courtyard Management Corporation	Savannah CbM, Columbus CbM
Courtyard Management Corporation	Windy Hill CbM, Northlake CbM, Atlanta
Airport South CbM, Atlanta Perimeter CbM, Atlanta Airport CbM
Fairfield FMC Corporation	Atlanta Gwinnett Mall FibM, Atlanta Northlake FibM
Marriott Hotel Services, Inc.	Atlanta Norcross Marriott Hotel
Marriott Hotel Services, Inc.	Atlanta Perimeter Center Hotel
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Georgia (cont’d)
Entity Name	Assumed Name
Residence Inn by Marriott, Inc.	Atlanta Airport RI
Residence Inn by Marriott, Inc.	Atlanta Alpharetta RI
Residence Inn by Marriott, Inc.	Atlanta Buckhead RI
Residence Inn by Marriott, Inc.	Atlanta Midtown RI
Residence Inn by Marriott, Inc.	Atlanta Perimeter Mall RI

State: Hawaii
Entity Name	Assumed Name
Marriott Hotel Services, Inc.	J.W. Marriott Ihilani Resort & Spa
Marriott Hotel Services, Inc.	Kuhio Beach Grill
Marriott Hotel Services, Inc.	Marriott’s Waiohai Beach Club
Marriott Hotel Services, Inc.	Maui Marriott Resort and Ocean Club
Marriott Hotel Services, Inc.	Waikiki Beach Hotel
Marriott International, Inc.	Maui Marriott Resort
Marriott International, Inc.	Waikiki Beach Hotel
Marriott International, Inc.	Waikiki Beach Marriott Hotel
Marriott Kauai Ownership Resorts, Inc.	MVCI—Registration Number: 234405
Marriott Ownership Resorts, Inc.	Marriott’s Waiohai Beach Resort
Marriott Ownership Resorts, Inc.	MVCI
MRWB, LLC	Waikiki Beach Hotel
MRWB, LLC	Waikiki Beach Marriott Resort
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Kapalua

State: Illinois
Entity Name	Assumed Name
Courtyard Management Corporation	Arlington Heights CbM, Arlington Heights South CbM, Chicago/Deerfield CbM, Chicago Downtown CbM
Courtyard Management Corporation	Chicago-Highland Park CbM, Chicago/Lincolnshire CbM, Glenview CbM, Naperville CbM
Courtyard Management Corporation	Oakbrook Terrace CbM, O’Hare CbM, Rockford CbM, Waukegan CbM, Wood Dale CbM
Courtyard Management Corporation	St. Charles Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Bloomington/Normal FibM, Chicago Lansing FibM, Glenview FibM, Peoria FibM, Rockford FibM, Willowbrook FibM
Marriott Hotel Services, Inc.	Chicago Deerfield Marriott Suites, Chicago Marriott Downtown Hotel, Chicago Marriott Oakbrook Hotel
Marriott Hotel Services, Inc.	Lincolnshire Catering
Marriott International, Inc.	Chicago Marriott O’Hare
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Renaissance Hotel Operating Company	Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
Residence Inn by Marriott, Inc.	Chicago Downtown RI
Residence Inn by Marriott, Inc.	Chicago Lombard RI
Residence Inn by Marriott, Inc.	Chicago O’Hare RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Illinois (cont’d)
Entity Name	Assumed Name
Residence Inn by Marriott, Inc.	Deerfield RI

State: Indiana
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Fort Wayne FibM
Fairfield FMC Corporation	Indianapolis Castleton FibM, Indianapolis Castelton FibM, Indianapolis College Park FibM

State: Indiana
Residence Inn by Marriott, Inc.	Fort Wayne RI
Residence Inn by Marriott, Inc.	Indianapolis North RI

State: Iowa
Entity Name	Assumed Name
Courtyard Management Corporation	Des Moines/Clive CbM, Quad Cities CbM
Fairfield FMC Corporation	Cedar Rapids FibM, Des Moines FibM

State: Kentucky
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Florence FibM
Fairfield FMC Corporation	Louisville East FIBM
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI One
Marriott Resorts, Travel Company, Inc.	MVCI Two
Residence Inn by Marriott, Inc.	Lexington North RI
Residence Inn by Marriott, Inc.	Lousiville RI

State: Louisiana
Entity Name	Assumed Name
Courtyard Management Corporation	Baton Rouge CbM
Courtyard Management Corporation	Courtyard by Marriott (Metarie, LA)
Renaissance Hotel Management Company	Renaissance Pere Marquette Hotel
Residence Inn by Marriott, Inc.	Bossier City RI
SpringHill SMC Corporation	Springhill Suites by Marriott

State: Maine
Entity Name	Assumed Name
Fairfield FMC Corporation	Portland FibM
Marriott Resorts Title Company, Inc.	Marriott Resorts Title, Inc.

State: Maryland
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Marriott Hotel Services, Inc.	Bethesda Marriott Hotel
Marriott Hotel Services, Inc.	Washington Gaithersburg Marriott Hotel
Marriott International, Inc.	Courtyard by Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Maryland (cont’d)
Entity Name	Assumed Name
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Annapolis RI,
Residence Inn by Marriott, Inc.	Bethesda RI

State: Massachusetts
Entity Name	Assumed Name
Courtyard Management Corporation	Lowell CbM, Stoughton CbM, Milford CbM
Marriott Hotel Services, Inc.	Marriott Long Wharf
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Renaissance Hotel Operating Company	Renaissance Bedford Hotel
Residence Inn by Marriott, Inc.	Boston Tewksbury/Andover RI
Residence Inn by Marriott, Inc.	Boston-Westborough RI
Residence Inn by Marriott, Inc.	Cambridge Residence Inn by Marriott
Residence Inn by Marriott, Inc.	Danvers RI (aka/ Boston-North Shore)
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Boston Common
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Boston

State: Michigan
Entity Name	Assumed Name
Courtyard Management Corporation	Dearborn CbM, Detroit Airport CbM, Livonia CbM, Warren CbM, Southfield CbM, Troy CbM
Courtyard Management Corporation	Detroit/Novi CbM
Courtyard Management Corporation	Southfield CbM, Livonia CbM, Warren CbM, Detroit Airport CbM, Dearborn CbM, Auburn Hills CbM
Courtyard Management Corporation	Troy CbM, Auburn Hills CbM
Detroit Hotel Services, Inc.	Detroit Marriott at Renaissance Center
Detroit MHS, Inc.	Detroit Marriott At Renaissance Center
Fairfield FMC Corporation	Detroit Airport FIbM, Detroit Madison FibM, Detroit West FibM, Detroit Warren FibM, Kalmazoo FibM
Marriott Hotel Services, Inc.	Detroit Romulus Marriott Hotel, Detroit Metro Airport Marriott Hotel
Marriott International, Inc.	Courtyard by Marriott, Fairfield Inn
Residence Inn by Marriott, Inc.	East Lansing RI, Dearborn RI, Ann Arbor RI, Troy Central RI
Residence Inn by Marriott, Inc.	Troy South RI, Southfield Michigan RI, Warren RI, Grand Rapids RI, Kalamazoo RI

State: Minnesota
Entity Name	Assumed Name
Courtyard Management Corporation	Eden Prairie CbM, Mendota Heights CbM
Marriott Hotel Services, Inc.	Minneapolis City Center Marriott Hotel
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Eden Prairie RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Missouri
Entity Name	Assumed Name
Courtyard Management Corporation	Creve Coeur CbM
Courtyard Management Corporation	Earth City CbM
Courtyard Management Corporation	Kansas City Airport CbM, St. Louis-Westport CbM
Courtyard Management Corporation	St. Louis CbM, South Kansas City CbM
CRTM17 Tenant Corporation	St. Louis Airport Marriott Hotel
Fairfield FMC Corporation	St. Louis Hazelwood FibM
Marriott Hotel Services, Inc.	St. Louis Pavilion Marriott Hotel, St. Louis
Airport Marriott, Kansas City Airport Marriott
Marriott Hotel Services, Inc.	Tan-Tar-A Marriott Resort
Marriott Ownership Resorts, Inc.	Big Time Tickets
Marriott Ownership Resorts, Inc.	HMVC
Residence Inn by Marriott, Inc.	St. Louis Chesterfield RI, St. Louis Galleria
RI, St. Louis Westport RI
The Ritz-Carlton Hotel Company, L.L.C.	Renaissance St. Louis Suites Hotel

State: Nebraska
Entity Name	Assumed Name
Marriott Ownership Resorts, Inc.	HMVC
Residence Inn by Marriott, Inc.	Omaha Central RI

State: Nevada
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Las Vegas FibM
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
MI Hotels of Las Vegas, Inc.	Courtyard by Marriott
MI Hotels of Las Vegas, Inc.	Las Vegas Marriott Suites
MI Hotels of Las Vegas, Inc.	Residence Inn by Marriott
Residence Inn by Marriott, Inc.	Las Vegas Hughes Center
Residence Inn by Marriott, Inc.	Las Vegas RI

State: New Hampshire
Entity Name	Assumed Name
Fairfield FMC Corporation	Merrimack Fairfield FibM
Marriott Hotel Services, Inc.	Nashua Marriott Hotel
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

State: New Jersey
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Marriott Hotel Services, Inc.	Bridgewater Marriott Hotel
Marriott Hotel Services, Inc.	Glenpoint Marriott Hotel
Marriott Hotel Services, Inc.	Hanover Marriott Hotel
Marriott Hotel Services, Inc.	Marriott’s Seaview Golf Resort
Marriott Hotel Services, Inc.	Newark Airport Marriott Hotel
Marriott Hotel Services, Inc.	Park Ridge Marriott Hotel

Exhibit 21

Marriott International, Inc. Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: New Jersey (cont’d)
Entity Name	Assumed Name
Marriott Hotel Services, Inc.	Princeton Marriott Hotel
Marriott Hotel Services, Inc.	Somerset Marriott Hotel
Marriott Hotel Services, Inc.	The Lafayette Yard Marriott Conference Hotel
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

State: New Mexico
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Residence Inn by Marriott, Inc.	Santa Fe RI, Albuquerque RI

State: New York
Entity Name	Assumed Name
Courtyard Management Corporation	Fishkill CbM, Poughkeepsie CbM, Rochester CbM, Rye CbM, Syracuse CbM, Tarrytown CbM
Courtyard Management Corporation	Midtown East Courtyard
Fairfield FMC Corporation	Lancaster FibM, Syracuse FibM
Marriott Hotel Services, Inc.	Long Island Marriott Hotel, Westchester Marriott Hotel
Marriott Hotel Services, Inc.	New York Brooklyn Marriott
Marriott Hotel Services, Inc.	New York Marriott Financial Center Hotel
Marriott International, Inc.	Laguardia Marriott
Marriott International, Inc.	Marriott’s Wind Watch Hotel and Golf Club,
Long Island Marriott Hotel and Conference Center
Marriott International, Inc.	New York Marriott East Side
Marriott International, Inc.	New York Marriott Financial Center Hotel
Marriott International, Inc.	New York Marriott Marquis Hotel
Marriott International, Inc.	Westchester Marriott, New York Marriott
Marquis
Marriott Kauai Ownership Resorts, Inc.	MVCI
. Marriott Ownership Resorts, Inc	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Horizons by Marriott Vacation Club
Residence Inn by Marriott, Inc.	East Syracuse RI
West Street Hotels, Inc.	New York Marriott World Trade Center

State: North Carolina
Entity Name	Assumed Name
Courtyard Management Corporation	Charlotte Arrowood CbM
Courtyard Management Corporation	Charlotte South Park CbM, Charlotte
University CbM
Courtyard Management Corporation	Fayetteville CbM, Greensboro CbM
Courtyard Management Corporation	Raleigh Airport CbM, Raleigh-Cary Cbm,
Raleigh CbM
Fairfield FMC Corporation	Charlotte Airport FibM, Charlotte Northeast FibM

Exhibit 21

Marriott International, Inc. Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: North Carolina (cont’d)
Entity Name	Assumed Name
Fairfield FMC Corporation	Greensboro Highpoint FibM, Durham FibM
Fairfield FMC Corporation	Rocky Mount FIbM, Fayetteville FIbM,
Raleigh Northeast FIbM, Wilmington FIbM
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Charlotte North RI
Residence Inn by Marriott, Inc.	Durham RI, Greensboro RI
Residence Inn by Marriott, Inc.	Raleigh RI,
Residence Inn by Marriott, Inc.	Winston-Salem RI
WEC 99C-8 LLC	WEC 99C-8 LLC

State: Ohio
Entity Name	Assumed Name
Courtyard Management Corporation	Blue Ash CbM, Dayton Mall CbM, Toledo
CbM, Worthington CbM
Courtyard Management Corporation	Dublin CbM
Fairfield FMC Corporation	Akron FIbM, Cincinnati Sharonville FibM,
Cleveland Brook Park FibM, Cleveland
Willoughby FibM
Fairfield FMC Corporation	Cleveland WIlloughby FibM
Fairfield FMC Corporation	Columbus North & West FibM, Dayton FibM,
Toledo Holland FibM
Marriott International, Inc.	Fairfield Inn
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Akron RI, Blue Ash RI, Cincinnati North RI,
Columbus East & North RI
Residence Inn by Marriott, Inc.	Dayton North & South RI, Dublin Ohio RI,
Toledo RI

State: Oklahoma
Entity Name	Assumed Name
Courtyard Management Corporation	Oklahoma City CbM
Marriott Hotel Services, Inc.	Oklahoma City Marriott Hotel
Residence Inn by Marriott, Inc.	Oklahoma City RI

State: Oregon
Entity Name	Assumed Name
Courtyard Management Corporation	Portland CbM
Marriott Hotel Services, Inc.	Portland Marriott Hotel
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

State: Pennsylvania
Entity Name	Assumed Name
Courtyard Management Corporation	Pittsburg CbM
Courtyard Management Corporation	Willow Grove CbM, Pittsburgh CbM,Devon
CbM, Valley Forge CbM, Philadelphia CbM
Fairfield FMC Corporation	Pittsburgh/Warrendale FibM, Harrisburg West FibM

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Pennsylvania (cont’d)
Entity Name	Assumed Name
Marriott Hotel Services, Inc.	Philadelphia Airport Marriott Hotel
Marriott Hotel Services, Inc.	Philadelphia Marriott Hotel
Marriott Hotel Services, Inc.	Philadelphia Marriott West
Residence Inn by Marriott, Inc.	Willow Grove RI, Philadelphia Airport RI,
Greentree RI, Berwyn RI

State: Rhode Island
Entity Name	Assumed Name
Courtyard Management Corporation	Middletown CbM
Marriott Ownership Resorts, Inc.	MVCI

State: South Carolina
Entity Name	Assumed Name
Courtyard Management Corporation	Columbia NW CbM
Fairfield FMC Corporation	Greenville FibM, Hilton Head FibM
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Columbia RI

State: Tennessee
Entity Name	Assumed Name
Courtyard Management Corporation	Nashville Airport CbM, Park Avenue, Memphis CbM, Memphis Airport CbM, Chattanooga CbM, Brentwood CbM (Expires 3/23/2004)
Fairfield FMC Corporation	Johnson City FibM, Jackson FibM, Chattanooga FibM
Marriott Hotel Services, Inc.	Nashville Airport Marriott Hotel
Marriott International, Inc.	Fairfield Inn
Marriott Ownership Resorts, Inc.	HMVC
Residence Inn by Marriott, Inc.	Maryland Farms RI, Memphis RI

State: Texas
Entity Name	Assumed Name
Courtyard Management Corporation	Addison/Quorum Courtyard
Courtyard Management Corporation	DFW Courtyard North
Courtyard Management Corporation	Houston Downtowy Courtyard
Courtyard Management Corporation	Las Colinas CbM, Dallas North Park CbM, Arlington CbM, San Antonio CbM
Courtyard Management Corporation	Plano CbM, Fort Worth CbM, Dallas Northeast CbM, Dallas Stemmons CbM
Courtyard Management Corporation	San Antonio Airport CbM, San Antonio Medical Center CbM, Bedford CbM, Addison CbM, LBJ @ Josey CbM
Fairfield FMC Corporation	Arlington Fairfield Suites
Marriott Hotel Services, Inc.	Dallas Marriott Quorum, Houston Airport Marriott
Marriott Kauai Ownership Resorts, Inc.	MVCI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Texas (cont’d)
Entity Name	Assumed Name
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Dallas Central Expressway RI, Dallas Market Center RI, Houston Astrodome RI, Houston Clear Lake RI
Residence Inn by Marriott, Inc.	Houston Southwest RI, Las Colinas RI, Lubbock RI, Tyler RI
Residence Inn by Marriott, Inc.	Residence Inn Houston Downtown
Residence Inn by Marriott, Inc.	San Antonio Residence Inn by Marriott (Bexar, Travis Counties)
SpringHill SMC Corporation	Arlington Springhill Suites
TownePlace Management Corporation	Houston Clearlake TownePlace Suites

State: Utah
Entity Name	Assumed Name
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	Marriott’s Mountainside Resort
Marriott Ownership Resorts, Inc.	Marriott’s Summit Watch Resort
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Residence Inn at the Cottonwoods

State: Vermont
Entity Name	Assumed Name
Fairfield FMC Corporation	Burlington Colchester FibM

State: Virginia
Entity Name	Assumed Name
Courtyard Management Corporation	Brookfield CbM
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Dulles South CbM, Rosslyn CbM
Courtyard Management Corporation	Dulles Town Center Courtyard by Marriott
Courtyard Management Corporation	Fair Oaks CbM
Courtyard Management Corporation	Herndon CbM,
Courtyard Management Corporation	Manassas CbM, Charlottesville CbM
Courtyard Management Corporation	Richmond Innsbrook CbM (Henrico County)
Marriott Hotel Services, Inc.	Berry Hill Conference Center
Marriott Hotel Services, Inc.	CC Bistro
Marriott Hotel Services, Inc.	Crystal City Marriott Hotel
Marriott Hotel Services, Inc.	Marriott’s Westfields Conference Center
Marriott Hotel Services, Inc.	Westfield’s Golf Club (Fairfax file date)
Marriott Hotel Services, Inc.	Westfield’s Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts Hospitality Corporation	Tidewater’s Sweets and Sundries
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Herndon RI
Residence Inn by Marriott, Inc.	Residence Inn Alexandria—Old Town
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Tysons Corner

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Washington
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Marriott Hotel Services, Inc.	Seattle Waterfront Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Residence Inn by Marriott, Inc.	Residence Inn Redmon
SpringHill SMC Corporation	Seattle Downtown Springhill Suites
SpringHill SMC Corporation	Seattle South Renton Springhill
TownePlace Management Corporation	Seattle South Renton TownePlace Suites

State: Wisconsin
Entity Name	Assumed Name
Fairfield FMC Corporation	Milwaukee FibM, Madison FibM
Residence Inn by Marriott, Inc.	Green Bay RI

Exhibit 21